Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. August 2022 Aquestive Therapeutics Q2 2022 Earnings Supplemental Materials

Advancing medicines. Solving problems. Improving lives. ® Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant™, AQST-109, and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidate Libervant, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of loss of our’ orphan drug approval and failure to obtain resulting drug exclusivity for our products; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long-term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters and associated costs; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

Advancing medicines. Solving problems. Improving lives. Q2 2022 Earnings: Key Messages Epinephrine Sublingual Film ™ Completed EPIPHAST trial that demonstrated ability to provide rapid and significant epinephrine exposure under a variety of real-world conditions ™ Initiated EPIPHAST II trial, comparing AQST-109 to epinephrine 0.3mg IM injection (repeat dose) and AQST-109 to EpiPen® 0.3mg (single dose) ™ Expect End-of-Phase 2 meeting with the U.S. Food and Drug Administration (FDA) to occur in fourth quarter 2022 and commence definitive pivotal pharmacokinetic (PK) studies shortly thereafter LIBERVANTTM (diazepam) buccal film ™ Continued to engage with FDA on the progress and timing of the orphan drug review of the LibervantĆ (diazepam buccal film) New Drug Application (NDA) 2022 Outlook ™ Improves full-year revenue and earnings guidance 3 © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. AQST 109: Epinephrine Sublingual Film 4

Advancing medicines. Solving problems. Improving lives. AQST-109: Epinephrine Sublingual Film AQST-109 is the first and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to: 5 Quickly deliver epinephrine to control emerging symptoms and prevent progression Alleviate the fears associated with auto-injectors and self-injection, including needle phobia1 Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections2 Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily3 References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. 2. Libermann P. Ann Allergy Asthma Immunol. 2005 Sep;95(3)217-26 3. Fast Track Designation Request. Aquestive Therapeutics, Inc. 2021.

Advancing medicines. Solving problems. Improving lives. AQST-109: Rapid Absorption With Favorable Pharmacokinetic (PK) Per Initial Data From Part 3 of EPIPHAST Trial • Medium time to peak concentration (Tmax) of 12 minutes at target 4-minute hold time*, compared to 50 minutes for 0.3mg Intramuscular Injection (IM) • Partial area under the curve (AUC) within clinically relevant periods of 10, 20 & 30 minutes at target 4-minute hold time compared to 0.3mg IM • Median time to reach 100 pg/mL (suggested as threshold for onset of hemodynamic effects) was 8 minutes at target 4-minute hold time and 10 minutes for 0.3mg IM *Hold time is holding the film under the tongue and limiting swallowing for different periods of time. Study Results AQST-109 12mg 4-minute hold time (Target) (N=22 doses) AQST-109 12mg 2-minute hold time (N=23 doses) AQST-109 12mg 0-minute hold time (N=21 doses) AQST-109 12 mg (from Part 2) (N=48 doses) Epinephrine IM Injection 0.3 mg (from Part 2) (N=48 doses) Geometric Cmax (pg/mL) 350.4 303.9 211.2 274.3 350.6 AUC 0-10 minutes (hr*pg/mL) 12.8 9.5 9.4 7.9 9.4 AUC 0-20 minutes (hr*pg/mL) 51.2 45.7 30.9 33.1 23.0 AUC 0-30 minutes (hr*pg/mL) 79.1 75.1 49.8 56.7 47.5 Median Tmax (minutes) 12 15 15 15 50 Mean Baseline Adjusted Epinephrine Concentration over 0-2h by Treatment, Part 3 Time (h) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 B as el in e A dj us te d E pi C on c (p g/ m /L ) 0 100 200 300 400 500 600 AQST-109 4-min hold AQST-109 2-min hold AQST-109 0-min hold 6

Advancing medicines. Solving problems. Improving lives. AQST-109: Rapid Absorption With Comparable PK After Consuming Peanut Butter From Part 3 of EPIPHAST Trial • Study results for the sublingual administration of AQST-109 epinephrine sublingual film after consuming a peanut butter sandwich demonstrate consistent performance o Consistent Tmax of 12 minutes o Comparable Cmax o Consistent partial AUC’s Mean Baseline Adjusted Epinephrine Concentration over Time by Treatment, DESF-AX-1-1 Part 3 B as el in e Ad ju st ed C on ce nt ra tio n (p g/ m L) Time (h) 7

Advancing medicines. Solving problems. Improving lives. AQST-109: De-Risking Potential Administration Errors From Part 3 of EPIPHAST Trial Findings • Even if film is swallowed immediately with water, substantial epinephrine absorption and exposure still occurs o Comparable Cmax and overall AUC o A Tmax of 25min compares favorably to 50 minutes for 0.3 mg IM • This finding has the potential of lowering the risks associated with patient non- compliance to administration instructions in a real-world setting Parameter 4-minute hold (N=22) Swallowed Film (N=20) Geometric Cmax(pg/mL) 350 313 AUC0-10min(hr*pg/mL) 12.8 2.4 AUC0-20min(hr*pg/mL) 51.2 28.1 AUC0-30min(hr*pg/mL) 79.1 73.2 AUC0-t(hr*pg/mL) 411.5 481.0 Median Tmax(minutes) 12 25 8

Advancing medicines. Solving problems. Improving lives. 9 AQST-109: Development Steps FDA confirmed that the 505(b)2 approval path is acceptable for AQST-109 Aquestive opened its Investigational New Drug (IND) after receiving FDA clearance in February 2022 Aquestive received Fast Track Designation for AQST-109 in March 2022 Three-part EPIPHAST study completed in June 2022 – Final Formulation and dose identified – Favorable comparison to Reference Listed Drug (RLD) in replicate design crossover study – Demonstrated robust performance across a variety of real-world conditions of use Repeat dosing comparative study of AQST-109 and 0.3 mg epinephrine auto injector ongoing, to be completed during Q3 2022 Expect an End-of-Phase 2 meeting with the FDA to occur in the fourth quarter of 2022 and commencing the pivotal PK study shortly thereafter

Advancing medicines. Solving problems. Improving lives. LIBERVANTTM (diazepam) buccal film 10

Advancing medicines. Solving problems. Improving lives. LIBERVANT™ (diazepam) Buccal Film 11 • Under FDA review for management of refractory patients with epilepsy on stable regimens of AEDs who experience seizure clusters “ “≈85% of patients with refractory seizures will not interact with the historically available treatment1 ≈1.02M patients with epilepsy suffer from uncontrolled, refractory seizures2 visits caused by seizures annually3 >1M Emergency Department References: 1. Triangle Insights Group. Synthesis of Epilepsy (ARS) Primary Research. 2017. Internal Aquestive report: unpublished. 2. 2017. Centers for Disease Control and Prevention, https://www.cdc.gov/media/releases/2017/p0810-epilepsy-prevalence.html. 3. Pallin DJ, Goldstein JN, Moussally JS, Pelletier AJ, Green AR, Camargo CA Jr. Seizure visits in US emergency departments: epidemiology and potential disparities in care. Int J Emerg Med. 2008;1(2):97-105.

Advancing medicines. Solving problems. Improving lives. 12 Seizure Cluster Acute Rescue Market References: 1. Symphony Health, Metys®, Jan 2021 –Dec 2021. - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2018 2019 2020 2021 2022 YTD 2022 EST An nu al T rx b y B ra nd Year ANNUAL TRX BY BRAND Nayzilam Valtoco Rectal gel Total A significant unmet need exists for additional delivery options, especially given the ongoing shortage of diazepam rectal gel, which represents a majority of the diazepam rescue market.1

Advancing medicines. Solving problems. Improving lives. LIBERVANT: NDA Resubmission Ready to LAUNCH • if granted U.S. market access 13 PDUFA Date • December 23, 2021 Ongoing interactions with the FDA “Thank you for your message and your patience as our Office actively works through the orphan-drug exclusivity issues…we are making progress and expect to respond in a reasonable timeframe.“ Quote from a communication from the Office of Orphan Products Development of the FDA -- July 2022.

Advancing medicines. Solving problems. Improving lives. Commercial Operations 14

Advancing medicines. Solving problems. Improving lives. 15 Commercial Operations Sympazan Prescriptions by Quarter (2020 – 2022) - 500 1,000 1,500 2,000 2,500 3,000 2020-Q12020-Q22020-Q32020-Q42021-Q12021-Q22021-Q32021-Q42022-Q12022-Q2 TR X B Y Q U AR TE R TRx Count • Sympazan® Trxs and the number of prescribers continue to grow • Those prescribers manage a significant portion of refractory patients in the market and are the highest volume prescribers of rescue medicines • Exposing more HCPs to the PharmFilm® technology platform via Sympazan may accelerate the uptake of Libervant, if approved by the FDA for U.S. market access

Advancing medicines. Solving problems. Improving lives. 16 Manufacturing Operations • PharmFilmTM manufacturing volume increased approximately 11.5% 1H2022 compared to 1H2021 • The commercial Sympazan operations and manufacturing operations of the business continue to provide positive cash flow to the Company Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 41,520 43,203 33,629 27,890 30,916 49,182 47,509 36,413 42,182 47,125 Doses (millions) - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 PharmFilm Volume

Advancing medicines. Solving problems. Improving lives. 2022 Outlook 17

Advancing medicines. Solving problems. Improving lives. 2022 Outlook 2022 Outlook • Total revenues of approximately $46 to $49 million • Non-GAAP adjusted gross margins of approximately 70% to 75% • Non-GAAP adjusted EBITDA loss of approximately $37 to $43 million 18

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